UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2011

SILICON IMAGE, INC.

(Exact name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-26887	77-0396307
(Commission File Number)	(IRS Employer Identification No.)

1060 East Arques Ave., Sunnyvale, CA	94085
(Address of Principal Executive Offices)	(Zip Code)

(408) 616-4000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(a)

On January 6, 2011, Silicon Image, Inc. (“Silicon Image” or “Tenant”), as the tenant,  entered into a seven-year Lease Agreement (the “Lease”) with Christensen Holdings, L.P., a California limited partnership, as the landlord (the “Landlord”), pursuant to which Silicon Image shall lease from the Landlord an office building containing an approximate 128,154 square feet of rentable area, together with the non-exclusive right to use parking facilities and other amenities located at 1140-1154 East Arques Avenue, Sunnyvale, California (collectively, the “Premises”).  The Premises will house the new corporate headquarters for Silicon Image.  The lease agreement for Silicon Image’s current headquarters expires in July 2011.  Silicon Image expects to begin occupying the Premises in June 2011.

Pursuant to the Lease, Silicon Image has the right to occupy the Premises from and after the commencement date of the Lease (the “Commencement Date”), which is the later of (i) March 1, 2011 or (ii) the date of substantial completion of the Tenant improvements to be completed by the Landlord.  In the event the Landlord is unable to deliver possession of the Premises to Silicon Image with the Tenant improvements substantially complete by August 31, 2011 for any reason other than a delay by Silicon Image, Silicon Image has the right to terminate the Lease by delivery of written notice to the Landlord no later than September 15, 2011.

Silicon Image shall begin paying the monthly base rent six months after the Commencement Date. The monthly base rent payment for the first year of the Lease is $108,931, with annual increases of 4% in the second, third and fourth years of the Lease and with an annual increases of 9%, 8% and 7% in the fifth, sixth and seventh years of the Lease, respectively. In addition to the base rent, Silicon Image is required to pay its proportionate share of all maintenance and repair costs, insurance premiums, real estate and similar taxes imposed on the Premises. Silicon Image is also required to pay a management and administration fee equal to 3% of the base rent.

The foregoing description of the Lease is qualified in its entirety by reference to the full text thereof, a copy of which will be filed as an exhibit to Silicon Image’s Annual Report on Form 10-K for the year ended December 31, 2010.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     (b)

The disclosures set forth in under Item 1.01(a) above are hereby incorporated by reference into this Item 2.03(b).

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2011

SILICON IMAGE, INC.

By:	/s/Edward Lopez
Edward Lopez
Chief Legal and Administrative Officer